EXHIBIT 10.1.1

SCHEDULE OF PARTIES TO ONCOGENEX VOTING AGREEMENTS

Each of the individuals identified below is party to a voting agreement with Sonus Pharmaceuticals, Inc. in the form filed as Exhibit 10.1 to Sonus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2008:

Ventures West 7 Limited Partnership

Ventures West 7 U.S. Limited Partnership

H.I.G. Horizon Corp.

Working Opportunity Fund (EVCC) Ltd.

BDC Capital Inc.

Business Development Bank of Canada

Milestone Medica Corporation

Sherry Tryssenaar

Vancouver Prostate Research Foundation

Quest/BC Advantage Funds

WHI Morula Fund, LLC

Scott Cormack

Martin Gleave

603356 B.C. Ltd.

Steve Anderson

Cindy Jacobs

Neil Clendeninn

Tom Bailey